Rule 482 Ad

[Logo] Perritt
MicroCap Opportunities Fund, Inc.

Dear [insert first name],

Just a quick HELLO! and follow-up to your expression of interest in the Perritt MicroCap Opportunities Fund. We are here to answer any of your questions. We still may make sense as an outstanding investment for your portfolio. Check out what we have accomplished lately:

	PERRITT MicroCap	RUSSELL 2000 Index	S&P 500 Index
1 year*	60.83%	42.01%	22.87%
3 year*	23.92	6.28	-2.36
5 year*	20.22	6.67	-2.25
10 year*	14.55	9.80	11.36

*Data as of April 30, 2004

Now imagine what your portfolio would look and feel like with these returns. Suppose over a five year period your investment of $50,000 turned into $125,000 or more.

Did you know the Perritt MicroCap Opportunities Fund was recognized as one of the best performing funds for the prior 3 years by the Wall Street Journal? (April 5, 2004 Mutual Fund Section.) Also, Kiplinger’s Magazine ranked the Fund’s as the number one fund over the past three years in the small cap category. (January 2004 issue.)

If case you are interested in investing, we have included an application and return envelope for your convenience. Feel free to telephone me at 800-331-8936 with questions.

Thank you,

Mark L. Oberrotmann

Total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Unusual short-term performance cannot be sustained indefinitely, and investors are advised to review short-, intermediate-, and long-term returns when evaluating performance. The performance data represents past performance. Past performance cannot guarantee future results.

10 S. Riverside Plaza • Suite 1520 • Chicago, IL 60606
Tel 312-669-1650 • 800-331-8936 • Fax 312-669-1235
E-mail: PerrittCap@PerrittCap.com • Web Site: www.PerrittCap.com